UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

Advanced Environmental Petroleum Producers, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14405 Walters Road, Suite 780 Houston, TX	77014
(address of principal executive offices)	(zip code)

281-402-3167
(registrant’s telephone number, including area code)

______________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 28, 2017, Advanced Environmental Petroleum Producers, Inc. (the “Company”) issued a press release announcing an update of its corporate activities. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information set forth in this Current Report on Form 8-K and the press release attached to this Current Report as Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 on Form 8-K and the press release attached to this Current Report will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Forward-looking statements

This Current Report on Form 8-K and the press release above may contain forward‐looking statements about the business, financial condition and prospects of the Company. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “goal,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in the press release include, without limitation, the plans and intentions of the Company regarding its trading venue, its intention to raise additional capital, its acquisition of operations, and other matters.

Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in the press release speak only as of the date of the press release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in the press release. Investors are urged to consider closely the disclosures in our Forms 10-K, 10-Q, 8-K and other filings with the SEC, which can be electronically accessed from the SEC’s website at http://www.sec.gov/.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits.

99.1	Press Release dated June 28, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Environmental Petroleum Producers, Inc.

Dated: June 28, 2017	By:	/s/ Michael T. Redman
Michael T. Redman
Chief Executive Officer

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